UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 1, 2005

COMMUNITY BANKS, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	23-2251762
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

No. 0-15786
(Commission file number)

750 East Park Drive, Harrisburg, Pennsylvania	17111
(Address of Principal Executive Offices)	(Zip Code)

(717) 920-1698
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Community Banks, Inc. (“Community”) hereby amends Item 9.01 of its Current Report on Form 8-K, filed on July 6, 2005 (the “Report”), as set forth below. That report disclosed, pursuant to Item 2.01, Community’s acquisition of PennRock Financial Services Corp (“PennRock”). As permitted by Form 8-K, the Report omitted certain financial statements and pro forma financial information required by Item 9.01. The purpose of this amendment is to file such financial statements and pro forma financial information.

Item 9.01	Financial Statement and Exhibits

(a)	Financial Statements of Business Acquired

PennRock’s audited consolidated financial statements as of December 31, 2004 and 2003 and for each of the years ended December 31, 2004, 2003 and 2002, included in PennRock’s Annual Report on Form 10-K (filed on March 16, 2005) and the Amended Annual Report on Form 10-K/A (filed on April 13, 2005) for the year ended December 31, 2004, are hereby incorporated by reference, together with the reports of Crowe Chizek and Company LLC, an independent registered public accounting firm, and Simon Lever LLP, former independent accounting firm, on such financial statements.

In addition, PennRock’s unaudited consolidated financial statements as of March 31, 2005 and 2004 and for the three months ended March 31, 2005 and 2004, included in PennRock’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005, are hereby incorporated by reference.

(b)	Pro Forma Financial Information

An unaudited Pro Forma Combined Balance Sheet of Community as of March 31, 2005, and unaudited Pro Forma Combined Statements of Income of Community for the three months ended March 31, 2005, and for the year ended December 31, 2004, are filed with this Report as Exhibit 99.1 and incorporated herein by reference. The unaudited Pro Forma Combined Balance Sheet assumes that the merger of PennRock with and into Community was consummated on March 31, 2005. Certain amounts in PennRock’s historical balance sheet have been reclassified to conform to Community’s presentation. The unaudited Pro Forma Combined Statements of Income assume that the merger was consummated on January 1, 2004, and reflect the consolidation of the results of Community and PennRock for the three months ended March 31, 2005, and for the year ended December 31, 2004.

(c)	Exhibits

23.1	Consent of Crowe Chizek and Company LLC, independent registered public accounting firm of PennRock Financial Services Corp.
23.2	Consent of Simon Lever LLP, former independent accounting firm of PennRock Financial Services Corp.
99.1	Unaudited Pro Forma Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKS, INC.

Date: August 8, 2005	/s/ Donald F. Holt
Donald F. Holt
Executive Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Crowe Chizek and Company LLC, independent registered public accounting firm of PennRock Financial Services Corp.
23.2	Consent of Simon Lever LLP, former independent accounting firm of PennRock Financial Services Corp.
99.1	Unaudited Pro Forma Combined Financial Information